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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  August 14, 2002

                             THE GORMAN-RUPP COMPANY
             (Exact Name of Registrant as Specified in its Charter)


             Ohio                       1-6747                 34-0253990
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(State or Other Jurisdiction    (Commission File No.)      (IRS Employer
     of Incorporation)                                     Indentification No.)

             305 Bowman Street, P.O. Box 1217 Mansfield, Ohio 44901
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                    (Address of Principle Executive Offices)


        Registrant's Telephone Number, including area code (419) 755-1011


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)



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Item 9.  Regulation FD  Disclosure

     On August 14, 2002, in connection with filing of the 10-Q of The Gorman-Rupp Company (the "Company") for the period ended June 30, 2002 (the "Report"), Jeffrey S. Gorman, the Chief Executive Officer and Robert E. Kirkendall, the Senior Vice President (Principal Financial and Accounting Officer) of the Company each certified, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     The Gorman-Rupp Company

                                                     By: /s/ David P. Emmens
                                                         --------------------
                                                           David P. Emmens
                                                           Secretary

Date:  August 14, 2002

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